UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2003

BIO-LOGIC SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-12240	36-3025678
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bio-logic Plaza, Mundelein, IL	60060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 949-5200

Item 12.	Results of Operations and Financial Condition.

On September 30, 2003, Bio-logic Systems Corp. issued a press release announcing financial results for the quarter ended August 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information in this Form 8-K (including the exhibit attached hereto) is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bio-logic has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-LOGIC SYSTEMS CORP.

By:	/s/ MICHAEL J. HANLEY

Michael J. Hanley Corporate Controller and Acting Chief Financial Officer

Dated: September 30, 2003

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	Press Release of Bio-logic dated September 30, 2003.